UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2006


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                  0-19171           91-1463450
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(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA 98021
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               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 2.02.    Results of Operations and Financial Condition

         On February 7, 2006, ICOS Corporation (the Company) issued a press release announcing its financial results for the year and quarter ended December 31, 2005, and provided guidance regarding expected financial performance for 2006. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

         The attached press release contains a non-GAAP measure as defined in Regulation G promulgated by the Securities and Exchange Commission, namely "Expected income before total stock compensation expense". This non-GAAP measure should be considered in addition to, not as a substitute for, other measures of the Company's results of operations prepared in accordance with generally accepted accounting principles (GAAP). This non-GAAP financial measure may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided, within the press release set forth as Exhibit 99 attached hereto, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, namely, "Expected net loss" before cumulative effect of change in accounting principle.

         The Company believes that its presentation of "Expected income before total stock compensation expense" provides useful supplemental information to investors. The Company disclosed this non-GAAP measure to investors to (a) provide transparency, (b) enable investors to compare our operating performance with the operating performance of our competitors, and (c) provide additional clarity regarding the expected impact of expensing all stock-based compensation, under Statement of Financial Accounting Standards No. 123 (revised 2004) (FAS
123R), "Share-based Payment", in 2006, as opposed to expensing only a portion of the Company's stock-based compensation in 2005. Management uses this non-GAAP financial measure as a means to compare period-to-period results. Further, management and the Board of Directors will continue to assess the business and review financial results, in relation to budgeted or planned results, from multiple perspectives, including both before and after stock compensation expense.




                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ICOS CORPORATION


Date:    February 7, 2006             By:      /S/ MICHAEL A. STEIN
         ----------------                      --------------------
                                               Michael A. Stein
                                               Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description

99 Press Release of ICOS Corporation dated February 7, 2006, announcing its financial results for the quarter and year ended December 31, 2005, and provided guidance regarding expected financial performance for 2006.